UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 6, 2020

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

Registrant is pleased to announce that it submitted the annexed unaudited financial statements as of June 15, 2020 as part of its submission of Expression of Interest to bid for Reliance Naval Engineering Company Limited, India a 1.5 Billion dollar debt laden stressed asset admitted to the Indian National Company Law Tribunal.

As per submission, Registrant’s recognizable Gross Revenue for the period ended June 15 2020 accrued in the amount of $140 Million. Operating & Other Expenses totaled $9 Million for the period, leaving a profit of $131 Million before provisioning for taxes. Tax was provisioned for $29.55 Million, netting a Profit After Taxes in the amount of $101.49 Million, carrying an EPS of $14.71 per share, prior to any dilution.

Registrant turned delinquent in submission of Financial Statements since the beginning of the Quarter of Oct 31, 2016 and it shall remain delinquent so until the current quarter ending on August 31 2020. However, Registrant is readying itself to regularize and submit its Financials immediately soon after the current pandemic situation is eased and businesses turn normal for audit firms.

Though the income is recognizable and accrued, the annexed unaudited financial statements may not present a true and fair view of the financial state of affairs of the company or its sustainability as a going concern until the Registrant actually realizes and receives its income in cash. Further, unless audited, these financial statements remain uncertified and the figures may change based on the review of the auditors and the actual cash flows. Hence, stakeholders and other readers of any of the financial information may follow their own judgment and prudence in assessing the true state of affairs of the company.

Registrant however asserts that it earned recognizable income for the quarter June – Aug 2020 though not received in cash and such earning culminated into an estimated $14.71 earnings per undiluted share, subject to review by auditors and corrections or restatements if any they recommend. Assuming an average industry P/E of 20+, Registrant is pleased to announce that it shall forward split its shares in 30:1 ratio which will facilitate the Registrant to cause reasonable liquidity for its stock in the markets which in turn helps it to get listed on recognized US Stock Exchanges and globally elsewhere.

There is however no guarantee that the earnings recognized by the Registrant will actually realize in cash and if not realize it may seriously impede the operations of the company as a going Concern causing irreparable loss to the stakeholders. There is also guarantee that Registrant will be able to successfully lists its stock on any of the recognized Stock Exchanges and if it is unable then it may seriously

Registrant is continuing its efforts to extend opportunities for its stakeholders, affiliates, associates and itself, with regards to resolving the ongoing corporate insolvency of Asian Colour Coated Ispat Limtied (“ACCIL” or “Corporate Debtor”). The Registrant is actively pursuing the right to extend a value proposition, for and on behalf of its strategic investors, for the acquisition of ACCIL in excess of the current offer in place from the previous Bid Winner.  Registrant for the purpose engaged a very eminent lawyer Mr. Kapil Sibal for representing its matters before the National Company Law Tribunal (NCLT).  The Tribunal heard the case and reserved the orders.

There is no guarantee that NCLT shall pass orders in favor of the Registrant. There is also no guarantee that Registrant will be able to successfully acquire ACCIL even if NCLT passes order in favor of the Registrant.

Registrant is launching Wealth Management and Investment Advisory Activity in India effective today through a Category 1 Registered Merchant banker and further actively progressing towards conducting due diligence on certain assets that it wants to move Residential REIT and Education InvIT.

There is no guarantee that the launched Wealth Management & Investment Advisory business will have successful operations or Registrant will be able to generate enough revenues out of such business that it intends penetrating in India.  There is also no guarantee that Registrant will be able to successfully initiate Residential REIT and Education InvIT and even if initiated, there is no guarantee that Registrant will be able to successfully acquire assets into the REIT and InvIT.

Registrant is actively working on Air Asia and Air India.  There is however no guarantee that Government of India will actually not extend the EOI submission date and there is no guarantee that even if Government does not extend the date Registrant will be able to successfully submit its Expression of Interest.

Registrant submitted its bid for Reliance Naval and Engineering Company Limited (“RNEL”) for acquisition by few of its strategic investors. Registrant has appointed transaction advisers and a legal team, AZB & Partners for the bidding process.

THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO QUALIFY AND IF QUALIFIED TO PARTICIPATE IT WILL BE ABLE TO ARRANGE MONIES AND THE TRANSACTION WILL CONSUMMATE. FAILURE SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNISTIC INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE IS EXPECTING TO GAIN.

NOTE ON FORWARD LOOKING STATEMENTS

This Report on Form 8-K may include both historical and forward-looking statements, which include information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward- looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Registrant’s Unaudited Financial Statements as of June 15, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

August 6, 2020	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman